FRANKLIN TEMPLETON INTERNATIONAL TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.          DESCRIPTION                             LOCATION

EX-99.B1(i)          Certificate of Trust for Franklin       Attached
                     International Trust dated March 19,
                     1991

EX-99.B1(iii)        Agreement and Declaration of Trust for  Attached
                     Franklin International Trust dated
                     March 19, 1991

EX-99.B1(iv)         Certificate of Amendment to             Attached
                     Certificate of Trust for Franklin
                     International Trust dated August 20,
                     1991

EX-99.B1(v)          Certificate of Amendment to             Attached
                     Certificate of Trust for Franklin
                     International Trust dated May 14, 1992

EX-99.B2(i)          By-Laws                                 Attached

EX-99.B2(ii)         Amendment to By-Laws for Franklin       Attached
                     International Trust dated October 27,
                     1994

EX-99.B5(i)          Management Agreement between            Attached
                     Registrant and Franklin Advisers, Inc.
                     dated September 20, 1991

EX-99.B5(ii)         Franklin Pacific Growth Fund            Attached
                     Subadvisory Agreement between Franklin
                     Advisers, Inc. and Templeton
                     Investment Counsel, Inc. dated January
                     1, 1993

EX-99.B5(iii)        Franklin International Equity Fund      Attached
                     Subadvisory Agreement between Franklin
                     Advisers, Inc. and Templeton
                     Investment Counsel, Inc. dated January
                     1, 1993

EX-99.B6(i)          Distribution Agreement dated April 12,  Attached
                     1990

EX-99.B6(ii)         Forms of Dealer Agreements between      Attached
                     Registrant and Franklin/Templeton
                     Distributors, Inc. dated September 20,
                     1991

EX-99.B8(i)          Custodian Agreement between Registrant  Attached
                     and Bank of America dated June 12, 1991

EX-99.B8(ii)         Custodian Agreement between Registrant  *
                     and Citibank Delaware

EX-99.B8(iii)        Amendment to Custodian Agreement        Attached
                     between Registrant and Bank of America
                     NT & SA dated April 12, 1995

EX-99.B8(iv)         Custody Agreement Between Franklin      Attached
                     International Trust and Chase
                     Manhattan Bank, NT & SA dated July 28,
                     1995

EX-99.B10(i)         Opinion and Consent of Counsel          Attached

EX-99.B11(i)         Consent of Independent Auditors         Attached

EX-99.B13(i)         Letter of Understanding relating to     Attached
                     Initial Capital dated September 10,
                     1991

EX-99.B14(i)         Model Retirement Plan                   *

EX-99.B15(i)         Amended and Restated Distribution Plan  Attached
                     Pursuant to Rule 12b-1 dated July 1,
                     1993

EX-99.B16(i)         Schedule for computation of             Attached
                     performance quotations

EX-99.17(i)          Power of Attorney dated July 18, 1995   Attached

EX-99.17(ii)         Certificate of Secretary dated July     Attached
                     18, 1995

EX-99.27(i)          Financial Data Schedule for Franklin   Attached
                     Pacific Growth Fund

EX-99.27(ii)         Financial Data Schedule for Franklin    Attached
                     International Equity Fund

*Incorporated by Reference